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                                                                   EXHIBIT 23.01

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 31, 1997, in the Registration Statement (Form S-4) and related Prospectus of VERITAS Software Corporation for the registration of 7,500,000 shares of its common stock.

                                          ERNST & YOUNG LLP

San Jose, California
March 19, 1997